Exhibit 10.6(a)

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                           Deferred Compensation Plan
                                 for Directors*

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1.   NAME AND PURPOSE

     The name of this plan is the Air Products and Chemicals, Inc. Deferred Compensation Plan for Directors (the "Plan"), the purpose of which is to provide

     (a) A vehicle for Air Products and Chemicals, Inc. (the "Company") to compensate persons serving as Directors in the form of Company equity securities to align the interests of a Directors with those of the Company's shareholders ("Mandatory Deferrals"); and

     (b) The opportunity for Directors who so choose to defer compensation earned as a Director or otherwise in connection with his or her services in connection with the business of the Company and its subsidiaries ("Elective Deferrals").

2.   TERM

     The Plan was adopted effective as of 1 January 1980. Section 9 was revised effective as of 25 January 1990. Section 8 and Section 9 were revised effective as of 15 October 1992. Sections 4, 6, 8, and 9 were revised effective as of 19 October 1995. Sections 1, 4, 5, 7, 8, and 9 were amended effective 21 November 1996. Sections 2, 7, 8, 9(a), 9(b), 17, the first paragraph of 9(c), and the Election Form (Exhibit A) were amended effective 19 May 1998.

3.   PARTICIPANTS

     Any Director of the Company who is not an employee of the Company or of a subsidiary of the Company is eligible to participate in the Plan.

4.   MANDATORY DEFERRALS

     There shall be established for each Director who has never been employed by the Company (a "Nonemployee Director"), an account under the Air Products Stock Account described under section 5(b) below to which shall be credited all

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  *  Adopted 1 January 1980; amended 25 January 1990, 15 October 1992,
     19 October 1995, 21 November 1996, and 19 May 1998.

     compensation which is to be paid by the Company in the form of deferred stock units credited under the Air Products Stock Account in accordance with the Compensation Program for Directors applicable for calendar year 1997 and later periods (the "Program"); and for each such Nonemployee Director who had not served as a Director for at least six years as of January 1, 1997, the actuarial present value of his or her prorated accrued pension (the "Pension Amount") under the Pension Plan for Directors (the "Pension Plan") in connection with the termination of said Pension Plan.

     Dollar amounts to be so credited shall be converted into deferred stock units in the manner described under Section 5(b) below on the quarterly or other specified crediting date for such 1997 and later compensation, and on 21 November 1996, as to the Pension Amount; and using such date(s) as the valuation date(s) for determining Fair Market Value.

5.   ELECTIVE DEFERRALS

     Directors may elect to defer receipt of all or a specified portion of the compensation (exclusive of expense reimbursements) otherwise payable to him or her in cash for serving on the Board of Directors of the Company, attending meetings or committee meetings thereof or performing other services in connection with the business of the Company and its subsidiaries. Such compensation will be credited on the date the compensation is otherwise payable, to one or both of the following hypothetical investment accounts as directed by the Director:

     (a) An account deemed to earn interest at rates established on the first business day of each calendar quarter based upon the published average long-term yields of corporate bonds of "A" rated Industrial Companies appearing in Moody's Bond Survey or an equivalent Bond Rating Service on such day (the "Interest Account"); and

     (b) An account (the "Air Products Stock Account") deemed to be invested in Air Products and Chemicals, Inc. common stock, par value $1.00 ("common stock"). The Company shall credit the Air Products Stock Account with that number of units (including fractions) obtained by dividing the amount of such deferred compensation by the Fair Market Value of a share of common stock on the date credited to the Air Products Stock Account (with the units thus calculated herein referred to as "deferred stock units"). For purposes of the Plan, Fair Market Value of a share of common stock on any date (the "valuation date") shall be equal to the mean of the high and low sale prices on the New York Stock Exchange, as reported on the composite transaction tape, for such date, or, if no sales were quoted on such date, on the most recent preceding date on which sales were quoted.

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       Nonemployee Directors who had served for six years or more within the meaning of the Pension Plan as of January 1, 1997, may elect to have the actuarial present value of his or her accrued pension benefit under the Pension Plan credited to the Air Products Stock Account on or before December 31, 1996. Such Pension Amount shall be credited and converted to deferred stock units in the manner described in Section 5(b) above, as of the business day the Company's Corporate Secretary's Office receives an Election Form therefor (by mail or fax); and using such date as the valuation date for determining Fair Market Value.

  6.   EARNINGS ON PLAN ACCOUNTS

       Each participant's Plan account will be credited with interest on deferred compensation credited to the Interest Account, and with dividend equivalents on deferred compensation credited to the Air Products Stock Account, as provided below, until the date of payment to the Director (which shall be deemed to be December 31 of the year preceding payment unless payment is made because of death or a Change in Control, in which event the date of payment shall be deemed the date of death or the date of termination of service as a Director following the Change in Control, respectively).

       (a) EARNINGS ON INTEREST ACCOUNT. Interest shall be compounded quarterly and earned from the date compensation is credited to the account to the date of payment to the Director.

       (b) EARNINGS ON AIR PRODUCTS STOCK ACCOUNT. Earnings shall be credited quarterly in an amount equal to the dividends payable during the quarter just ended with respect to that number of shares of Air Products Stock equal to the number of deferred stock units credited to the Air Products Stock Account during such quarter. The amount so credited shall then be converted into deferred stock units in the manner described under Section 4(b) above using the quarterly crediting date as the valuation date for determining Fair Market Value.

  7.   TIME AND MANNER OF MAKING ELECTIVE DEFERRALS

       An election to defer compensation must be made by a Director prior to the time such compensation is earned. An election shall continue in effect until the end of the participant's service to the Company as a Director and otherwise in connection with its business or until the Company is notified in writing of the revocation or modification of the election, whichever shall occur first.

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     A participant may elect, modify or revoke a prior election to defer compensation by giving written notice to the Company in a form substantially similar to the Election Form attached hereto as Exhibit A (the "Election Form"). Such Election Form shall specify:

     (a) The amount or percentage of compensation to be deferred beginning on a future date specified in the notice until such notice is revoked or modified as to future compensation (the "Elective Deferred Compensation Amount");

     (b) The percentage of the Elective Deferred Compensation Amount to be credited to the Interest Account and the percentage to be credited to the Air Products Stock Account; and

     (c) The timing of payment, i.e., either a lump-sum payment or a specified number of consecutive annual installment payments (not to exceed ten) of all Elective Deferred Compensation Amounts, and the year in which the lump-sum payment is to be received or the first annual installment payment is to commence.

     Any modification or revocation of a prior election described in Section7(a) or 7(b) above shall relate only to future compensation, and shall not apply to any amounts previously credited to the participant's Plan account.

8.   TIMING OF PAYMENT OF MANDATORY DEFERRALS

     The amount of each Mandatory Deferral (the "Mandatory Deferred Compensation Amount") will be paid as a lump sum in the first year after the year in which service as a Director ends unless the Director has an Elective Deferral in effect at the time of crediting the Mandatory Deferral, in which case the Director's election as to time of payment of the Elective Deferral will also govern the time of payment of the Mandatory Deferral.

9.   PAYMENT OF DEFERRED COMPENSATION

     No payment may be made from the participant's Plan account in respect of Elective Deferred Compensation Amounts or Mandatory Deferred Compensation Amounts (together, "Deferred Compensation Amounts") except as provided below.

     (a) CHANGES IN ELECTION OF TIMING OF PAYMENT. A participant may change his or her election in regard to the timing of payment of his or her Deferred Compensation Amount as described in Section 7(c) above, by so specifying in an Election Form. Such a change in election of timing of payment will become effective one year from the date the Election Form is received by the Company unless payments under a prior election commence before such effective date, in which case the new election will expire and the prior election will control the timing of payment of all Deferred Compensation Amounts. Such a change in election of timing of payment, when effective, shall supersede all prior elections and shall apply to all of the participant's prior and future Deferred Compensation Amounts, until a later election becomes effective.

     (b) PAYMENT FOLLOWING TERMINATION OF SERVICE. The value of each Deferred Compensation Amount credited to the Interest Account of a participant's Plan account is payable in cash, and the value of each Deferred Compensation Amount credited to the Air Products Stock Account is payable by delivery of a share of common stock for each deferred stock unit credited to the participant's Plan account, in either case in a lump sum or in annual installments, in accordance with the participant's election.

          All payments from Plan accounts must be completed by the tenth year after the year in which service as a Director terminates. All payments will be made in January of the applicable year or as soon thereafter as reasonably possible. If annual installments are to be paid, the amount of the first payment shall be a fraction of the value of the participant's Plan account attributable to the particular Deferred Compensation Amount as of the December 31 preceding payment, the numerator of which is one and the denominator of which is the total number of such installments elected. The amount of each subsequent payment shall be a fraction of the value as of the December 31 preceding each subsequent payment, the numerator of which is one and the denominator of which is the total number of installments elected minus the number of installments previously paid as to such Deferred Compensation Amount. The number of shares of common stock to be delivered in payment from the Air Products Stock Account shall be equal to the number of deferred stock units represented by the payment owed, calculated as aforesaid, rounded up to the next whole share of common stock.

     (c) ACCELERATED PAYMENT. Notwithstanding the deferral period and timing of payment determined in accordance with Sections 9(a) and
          (b) above, the participant's Plan account shall be paid on an accelerated basis as follows under the circumstances described below (including, under the circumstances described in Section 9(c)(i) or (iii) below, any deferred stock units which may not yet have vested as provided by the applicable Program).

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     (i)  PAYMENT ON DEATH. In the event of a participant's death, the value of his or her Plan account (including interest and dividend equivalents) determined as of the date of death shall be paid in a single cash lump sum to the participant's estate or designated beneficiary on the earlier of the January 15 or July 15 following such date or as soon thereafter as reasonably possible. The amount of any cash payment in respect of deferred stock units in the Air Products Stock Account shall be determined by multiplying the number of such units, including fractional units, by the Fair Market Value of a share of common stock as of the date of death.

    (ii) CHANGE IN LEGAL CIRCUMSTANCES. In the event of a Change in Legal Circumstance, the Nominating and Corporate Governance Committee of the Board of Directors may, in its sole discretion, authorize the immediate distribution of the Plan account or appropriate modification to the terms of deferral of a participant domiciled outside of the United States. A Change in Legal Circumstances shall be deemed to occur when, due to a change in the laws or regulations of the United States or the country of domicile, the terms of deferral operate as a disincentive to service on the Board or otherwise become inconsistent with the purpose of the Plan.

    (iii) CHANGE IN CONTROL. In the event of a "Change in Control" of the Company followed by a participant's termination of service as a Director of the Company, the value of his or her Plan account (including interest and dividend equivalents) determined as of the date of termination of service as a Director following or in connection with the Change in Control, shall be immediately due and payable to the participant in a single cash lump sum. The amount of any cash payment in respect of deferred stock units in the Air Products Stock Account shall be determined by multiplying the number of such units, including fractional units, by the Fair Market Value of a share of common stock as of such date of termination of service.

          The term "Change in Control" shall mean the first to occur of any one of the events described below:

     (x)  STOCK ACQUISITION.  Any "person" (as such term is used in
          Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 (the "Act")), other than the Company or a corporation, a majority of whose outstanding stock entitled to vote is owned, directly or indirectly, by the Company, or a trustee of an employee benefit plan sponsored solely by the Company and/or such a corporation, is or becomes, other than by purchase from the Company or such a corporation, the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding voting securities. Such a Change in Control shall be deemed to have occurred on the first to occur of the date securities are first purchased by a tender or exchange offeror, the date on which the Company first learns of acquisition of 20% of such securities, or the later of the effective date of any agreement for the merger, consolidation or other reorganization of the Company or the date of approval thereof by a majority of the Company shareholders, as the case may be.

     (y) CHANGE IN BOARD. During any period of two consecutive years, individuals ho at the beginning of such period were members of the Board of Directors cease for any reason to constitute at least a majority of the Board of Directors, unless the election or nomination for election by the Company's shareholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. Such a Change in Control shall be deemed to have occurred on the date upon which the requisite majority of directors fails to be elected by the shareholders of the Company.

     (z) OTHER EVENTS. Any other event or series of events which, notwithstanding any other provision of this definition, is determined, by a majority of the outside members of the Board of Directors of the Company serving in office at the time such event or events occur, to constitute a change in control of the Company for purposes of this Plan. Such a Change in Control shall be deemed to have occurred on the date of such determination or on such other date as such majority of outside members of the Board shall specify.

       (d) MISCELLANEOUS PROVISIONS.

           (i) WITHHOLDING OF TAXES. The rights of a participant to payments under this Plan shall be subject to the Company's obligations at any time to withhold income or other taxes from such payments including, without limitation, by reducing the number of shares of common stock to be distributed in payment of deferred stock units by the number of shares equal in value to the amount of such taxes required to be withheld, using the date prior to the date of issuance of the shares as the valuation date for determining Fair Market Value.

          (ii) RIGHTS AS TO COMMON STOCK. No participant with deferred compensation credited to the Air Products Stock Account shall have rights as a Company shareholder with respect thereto unless, and until the date as of which, certificates for shares of common stock are issued upon payment of such deferred compensation. No shares of common stock shall be issued and delivered hereunder unless and until all legal requirements applicable to the issuance, delivery or transfer of such shares have been complied with including, without limitation, compliance with the provisions of the Act and of the Securities Act of 1993, as amended, and the applicable requirements of the exchanges on which the Company's common stock may, at the time, be listed. Distributions of shares of common stock in payment under this Plan may be made either from shares of authorized but unissued common stock reserved for such purpose by the Board of Directors or from shares of authorized and issued common stock reacquired by the Company and held in its treasury, as from time to time determined by, or pursuant to delegations from, the Board of Directors.

         (iii) ADJUSTMENTS TO AVOID DILUTION. In the event of any change in the common stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares, or a rights offering to purchase common stock at a price substantially below fair market value, or other similar corporate change, including without limitation in connection with a Change in Control of the Company, the value and attributes of each deferred stock unit shall be appropriately adjusted consistent with such change to the same extent as if such deferred stock units were issued and outstanding shares of common stock of the Company, so as to preserve, without increasing, the value of Plan deferred compensation credited to the Air Products Stock Account. Such adjustments shall be made by the Board of Directors and shall be conclusive and binding for all purposes of the Plan.

10.    PARTICIPANT'S RIGHTS UNSECURED

       The right of any participant to the payment of deferred compensation and earnings thereon under the Plan shall be an unsecured and unfunded claim against the general assets of the Company.

11.    NONASSIGNABILITY

       The right of a participant to the payment of deferred compensation and earnings thereon under the Plan shall not be assigned, transferred, pledged or encumbered or be subject in any manner to alienation or anticipation.

12.    STATEMENT OF ACCOUNT

       Statements will be sent to participants during February as to the value of their Plan accounts as of the end of December of the previous year.

13.    ADMINISTRATION

       The Administrator of this Plan shall be the Corporate Secretary of the Company. The Administrator shall have authority to adopt rules and regulations for carrying out the Plan and to interpret, construe and implement the provisions thereof.

14.    BUSINESS DAYS

       If any date specified herein falls on a Saturday, Sunday or legal holiday, such date shall be deemed to refer to the next business day thereafter.

15.    AMENDMENT AND TERMINATION

       This Plan may at any time be amended, modified or terminated by the Board of Directors of the Company. No amendment, modification or termination shall, without the consent of a participant, adversely affect such participant's rights with respect to amounts theretofore accrued in his or her deferred compensation account.

16.    NOTICES

       All notices to the Company under this Plan shall be in writing and shall be given as follows:

                              Corporate Secretary
                              Air Products and Chemicals, Inc.
                              7201 Hamilton Boulevard
                              Allentown, PA 18195-1501

17.    GOVERNING LAW

       This Plan shall be governed by the laws of the Commonwealth of Pennsylvania and shall be construed for all purposes in accordance with the laws of said state without giving effect to principles of conflicts of laws.



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                                    EXHIBIT A
                AIR PRODUCTS AND CHEMICALS, INC. (the "Company")
              DEFERRED COMPENSATION PLAN FOR DIRECTORS (the "Plan")
                                  Election Form


To:    Corporate Secretary
       Air Products and Chemicals, Inc.

    I. ELECTIVE DEFERRED COMPENSATION AMOUNT

       In accordance with the provisions of the Plan, I hereby (check one):

       o  Elect (or modify my prior election) to defer receipt of compensation otherwise payable to me in cash for services as a Director of the Company in the manner described below (fill in one):
                  $                     (amount per quarter)
                   --------------------
                            or
                                        (percentage per quarter)
                   --------------------

       o  Revoke my election to defer.

This election, modification, or revocation shall take effect beginning on __________________________ to affect only compensation earned on and after such date. (Must be a date after the date this Election Form is received by the Company.)

   II.  INVESTMENT ACCOUNT FOR ELECTIVE DEFERRED COMPENSATION AMOUNT.

        The Elective Deferred Compensation Amount is to be invested in the following Plan account(s) (enter a whole percentage from 1% to 100% in each blank, with the two percentages totaling 100%):

        _____% in the Interest Account to be paid out in the form of cash.

        _____% in the Air Products Stock Account to be distributed in the form of Air Products and Chemicals Inc. Common Stock.
               Notes concerning compliance with the Federal Securities Law:

              (1) AN ELECTION TO INVEST OR TO CEASE INVESTING, OR TO CHANGE THE
                  LEVEL OF INVESTING, IN THE AIR PRODUCTS STOCK ACCOUNT WILL ONLY BE EFFECTIVE IF RECEIVED BY THE COMPANY DURING A 30-DAY WINDOW PERIOD DURING WHICH THERE IS NO MATERIAL NON-PUBLIC INFORMATION. Such window periods generally occur during the 30-day period commencing one week after the annual report has been mailed to the shareholders, which usually occurs during the first or second week in December, and the 30-day periods starting on the second trading day after the day when quarterly or annual earnings releases have been issued with commentary, which usually occur in the third or fourth weeks of January, April, July, and October. The Corporate Secretary can advise you as to the precise timing of window periods.

              (2) Under current federal securities law, it is necessary to report to the Securities and Exchange Commission the number of units credited to the Air Products Stock Account at the end of each fiscal year, on a Form 5 Report for the year.

                                    EXHIBIT A
                        AIR PRODUCTS AND CHEMICALS, INC.
              DEFERRED COMPENSATION PLAN FOR DIRECTORS (the "Plan")
                                  Election Form

                                   (continued)

  III.  TIMING OF PAYMENT OF DEFERRED COMPENSATION AMOUNTS (ELECTIVE AND
        MANDATORY)

        COMPLETE A OR B, BUT NOT BOTH

         A.  Lump Sum Election
             -----------------

             Mandatory Deferred Compensation Amounts and the Elective Deferred Compensation Amount (if any) are to be paid to me in a lump sum (check one):

               o  In the year my service as a Director ends.

               o In the ____ year after the year in which my service as a Director ends (not to exceed tenth).

         B.  Installment Election
             --------------------

             Mandatory Deferred Compensation Amounts and the Elective Deferred Compensation Amount (if any) are to be paid to me in _________ (up to 10) consecutive annual installments, the first of which is to be paid in (check one):

               o  The year in which my service ends.

               o _____ year after the year in which my service ends (the last installment must be paid no later than 10 years after the year in which service ends).

               I understand that this payout election, when effective, will apply to all my Deferred Compensation Amounts (Elective and Mandatory) for this and any prior or future year, and will supersede any prior payout election made by me with respect to my Deferred Compensation Amounts.

               I understand that this election will become effective one year from the date received by the Company unless payouts under a prior election commence before the effective date; in which case this election will expire and the prior election will control.

               Note: Since elections do not take effect for one year, a payment scheduled on or before the first anniversary of the date your service for Air Products ends may prevent a future election made in your last year of service from becoming effective. You should not elect a payment schedule beginning before the second year following termination of your service if you want to preserve maximum flexibility to make future changes in your payment schedule during your last year of service.

               This Election Form is received by the Company when received by the Corporate Secretary's Office.

                                    EXHIBIT A
                        AIR PRODUCTS AND CHEMICALS, INC.
              DEFERRED COMPENSATION PLAN FOR DIRECTORS (the "Plan")
                                  Election Form

                                   (continued)


  IV.  BENEFICIARY DESIGNATION

       If I die before receiving all the deferred payments due me under the Plan, I understand the value of my Mandatory and Elective Deferred Compensation Amounts will be paid to my estate or designated beneficiary, in a single lump sum cash payment on the earlier of the January 15 or July 15 following the date of my death or as soon thereafter as reasonably possible. (A beneficiary may be designated by delivering written notice of designation to the Corporate Secretary of the Company.)

===============================================================================

         This Election is subject to the terms of Air Products and Chemicals, Inc. Deferred Compensation Plan for Directors, as amended from time to time.

         Received on the    day of
         on behalf of the Company.
                                                  -------------------------
                                                    Signature of Director

         By                                   Date:
            --------------------------------        ------------------------
            (Assistant) Corporate Secretary